SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 MARCH 19, 2003


                              KANSAS CITY SOUTHERN
                              --------------------
              (Exact name of company as specified in its charter)


         DELAWARE                    1-4717                  44-0663509
----------------------------     ---------------    ----------------------------
(State or other jurisdiction    (Commission file    (IRS Employer Identification
    of incorporation)               number)                  Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105

               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303

                                 NOT APPLICABLE

          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS

On March 19,  2003,  Kansas  City  Southern,  ("KCS")  announced  that Thomas A.
McDonnell has been named to its Board of Directors. See the Press Release attached hereto as Exhibit 99.1 for further details.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         EXHIBIT NO.      DOCUMENT
         (99)             Additional Exhibits

         99.1 Press Release issued by Kansas City Southern dated March 19, 2003 entitled, "Kansas City Southern Names Thomas A. McDonnell to Board of Directors," is attached hereto as Exhibit 99.1


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kansas City Southern

Date: March 19, 2003           By:           /s/  Ronald G. Russ
                                   -------------------------------------------
                                               Ronald G. Russ

                            Executive Vice President and Chief Financial Officer

EXHIBIT 99.1

KANSAS CITY SOUTHERN                                               PRESS RELEASE
427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105               NYSE SYMBOL: KSU

DATE:           March 19, 2003

MEDIA CONTACT:  Doniele Kane, 816-983-1372 or DONIELE.C.KANE@KCSR.COM

      KANSAS CITY SOUTHERN NAMES THOMAS A. MCDONNELL TO BOARD OF DIRECTORS

     Kansas City Southern (NYSE: KSU) announced today that Thomas A. McDonnell, president and chief executive officer of DST Systems, Inc. has been named to its board of directors, increasing the number of directors to eight.

     "We are pleased that Tom has agreed to bring his leadership skills and tremendous success with DST Systems, Inc. to Kansas City Southern," said Michael
R. Haverty, chairman, president and chief executive officer. "He is an asset to the Kansas City community and his strength of character will add to an already solid board."

     "I am honored to serve on the board of directors for Kansas City Southern, a company that has been serving Kansas City, the Midwest and south central United States for more than 100 years," said Tom McDonnell. "I am also excited about Kansas City Southern's expansion into Mexico and Panama and the wealth of opportunities for growth."

     Mr. McDonnell began his business career with Kansas City Southern Railway in 1968. In March of 1969, he moved to DST Systems, Inc. From December 1989 to October 1995 he served as a director of The Kansas City Southern Railway Company. From September 1983 through October 1995, he served as executive vice president of Kansas City Southern Industries, Inc.

     On October 31, 1995, Kansas City Southern Industries, Inc. did an initial public offering of common stock of DST Systems, Inc., at which time DST, formerly a wholly owned subsidiary of Kansas City Southern Industries, Inc., became majority owned by the public and effectively separated the two companies.

     Kansas City Southern is a transportation holding company that has railroad investments in the U.S., Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company, which serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the U.S., Canada and Mexico.

     DST Systems, Inc. (NYSE: DST) provides sophisticated information processing and computer software services and products that help clients improve productivity, increase efficiencies, and provide higher levels of customer service. DST is organized domestically and internationally into three operating segments: Financial Services, Customer Management, and Output Solutions. DST operates one of the most advanced data centers in the world, which provides information-processing services to support the products within each operating segment. These products are further enhanced through the integration of DST's advanced technology and e-commerce solutions.

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